UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2018

Riot Blockchain, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

202 6th Street, Suite 401

Castle Rock, CO 80104

 (Address of principal executive offices) (zip code)

(303) 794-2000

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on February 15, 2018, the Company entered into an asset purchase agreement (the "BMSS Purchase Agreement") with Blockchain Mining Supply & Services Ltd., ("BMSS"), which owned certain bitcoin mining machines (the "BMSS Equipment"). Pursuant to the BMSS Purchase Agreement, the aggregate consideration for the BMSS Equipment consisted of $8,500,000. Section 2(b)(ii) of the BMSS Purchase Agreement provided for the obligation of  the Company to pay $1,500,000 to BMSS no later than 180 days after the closing date of the BMSS Purchase Agreement. The foregoing description of the BMSS Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Form of Purchase Agreement, a copy of which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated as of February 16, 2018, and incorporated by reference herein.

On August 21, 2018, the Company and BMSS entered into an waiver letter, amending the BMSS Purchase Agreement (the “Waiver”) whereby the Company and BMSS agreed to waive any and all past due amounts payable by the Company to BMSS pursuant to Section 2(b)(ii) of the BMSS Purchase Agreement. Pursuant to the Waiver, the Company agreed to pay to BMSS $150,000 on or before August 21, 2018, $200,000 on or before September 30, 2018 and on each 30 day anniversary thereafter for a total of 6 payments of $200,000 until a total of $1,350,000 has been paid. The Company will make a final payment equal to $150,000 plus accrued and unpaid interest calculated at a rate equal to 10% per year 30 days following the last payment of $200,000. In addition to the foregoing, the Company agreed to issue to BMSS 50,000 shares of restricted common stock in connection with the Waiver within 7 days of the execution of the Waiver. In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering. The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by reference to the complete text of the Waiver, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

Item 1.01 is incorporated by reference in its entirety into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Waiver Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

Dated: August 24, 2018	By:	/s/ John O’Rourke
Name: John O’Rourke
Title: Chief Executive Officer